UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 31, 2014


                                THREE FORKS, INC.
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             (Exact name of registrant as specified in its charter)


          Colorado                   000-55033            45-4915308
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(State or other jurisdiction     (Commission File       (IRS Employer
       of incorporation)                 Number)    Identification Number)


                     PO BOX 1510, JOHNSTOWN, COLORADO 80534
        ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-404-2160
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               Registrant's telephone number, including area code


               555 ELDORADO BLVD., SUITE 100, BROOMFIELD, CO 80021
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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Effective October 31, 2014, Mr. Terrence R. Manning, P.E. resigned as the Company's President and Chief Operating Officer.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   THREE FORKS, INC.


                                   By: /s/ W. Edward Nichols
                                      ---------------------------------------
                                      W. Edward Nichols,
                                      Chief Executive Officer


                                   Date: November 12, 2014























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